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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                            18 U.S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Outlook Group Corp. ("the Company") on Form 10-Q for the period ended February 25, 2006 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Joseph J. Baksha, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

      2. The information contained in the Report fairly present, in all material respects, the financial condition and results of operation of the Company.

/s/ Joseph J. Baksha
-----------------------
Joseph J. Baksha
Chief Executive Officer
April 10, 2006

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.